Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Enrique Lores, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of HP Inc. for the first quarter ended January 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of HP Inc.
March 5, 2021

/s/ ENRIQUE LORES
By:	Enrique Lores President and Chief Executive Officer
________________________________________________________________________________________________________________________
I, Marie Myers, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of HP Inc. for the first quarter ended January 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of HP Inc.
March 5, 2021

/s/ MARIE MYERS
By:	Marie Myers Chief Financial Officer
________________________________________________________________________________________________________________________
A signed original of this written statement required by Section 906 has been provided to HP Inc. and will be retained by HP Inc. and furnished to the Securities and Exchange Commission or its staff upon request.